Portland RCBO
1300 S.W. Fifth Avenue T-13
Portland, OR



                                 March 23, 1998



Elmer's Restaurants, Inc.
P.O. Box 16595
Portland, OR  97216

Dear Sir:

     This letter is with respect to that certain credit accommodation (the "Loan") to be granted to Elmer's Restaurants, Inc. ("Borrower") by Wells Fargo Bank, National Association ("Bank"), as evidenced by and subject to the terms of a promissory note substantially in the form of Exhibit A attached hereto (the "Note"), all terms of which are incorporated herein by this reference.

     The initial rate of interest applicable to the Note shall be fixed on the date of disbursement at one and sixty-five hundredths percent (1.65%) above the Money Market Funds Rate in effect on said date. Further, the amount of each initial installment of principal and interest payable on the Note shall be set on the date of disbursement based on a 15-year amortization schedule.

     Borrower has executed the Note with the rate of interest and repayment schedule left blank. By signing below, Borrower hereby authorizes Bank to complete the Note on the date of disbursement by inserting the interest rate applicable to the Note and the amount of each installment of principal and interest due under the Note, all in accordance with the terms of this letter. Borrower further agrees that Bank's commitment to grant the Loan shall terminate on April 15, 1998.

Elmer's Restaurants, Inc.
March 23, 1998
Page 2


     Bank shall send Borrower a copy of the completed Note as soon as possible after the date of disbursement.

                                       Sincerely,

                                       WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION


                                       By: DARRELL SUTHERLAND
                                           -------------------------------------
                                           Darrell Sutherland
                                           Vice President


     The undersigned, the Borrower named in the foregoing letter, hereby agrees to all provisions thereof and authorizes Bank to complete the Note in accordance with the terms set forth therein.

Acknowledged and agreed as of March 30, 1998.

Elmer's Restaurants, Inc.


By: ANITA GOLDBERG
    -----------------------------------
    Anita Goldberg
    President

                                 PROMISSORY NOTE


$630,000.00                                                     Portland, Oregon
                                                                  March 30, 1998


     FOR VALUE RECEIVED, the undersigned ELMER'S RESTAURANTS, INC. ("Borrower") promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") at its office at Portland, RCBO, 1300 S.W. Fifth Avenue T-13, Portland, Oregon, or such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of Six Hundred Thirty Thousand Dollars ($630,000.00), with interest thereon as set forth herein.

INTEREST:

     (a) Interest. Interest on the outstanding principal balance of this Note shall accrue for the first five (5) years from the date of this Note at the rate of eight and one-quarter percent (8.25%) per annum (computed on the basis of a 360-day year, actual days elapsed). Such interest rate shall be adjusted as of the fifth anniversary date of the date of this Note (the "Adjustment Date") to a fixed rate equal to one and sixty-five hundredths percent (1.65%) above the Money Market Funds Rate in effect on the Adjustment Date.

     (b) Money Market Funds Rate. "Money Market Funds Rate" means the rate per annum which Bank estimates and quotes to its borrowers as the rate, adjusted for reserve requirements, federal deposit insurance and any other amount which Bank deems appropriate, at which funds in the amount of a loan and for a period of time comparable to the term of such loan are available for purchase in the money market on the date such loan is made, with the understanding that the Money Market Funds Rate is Bank's estimate only and that Bank is under no obligation to actually purchase and/or match funds for any transaction. This rate is not fixed by or related in any way to any rate that Bank quotes or pays for deposits accepted through its branch system.

     (c) Default Interest. From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to four percent (4%) above the rate of interest from time to time applicable to this Note.


REL; Principal/Interest
Together; MMFR; 5-year Interest Adjustments                               032098

REPAYMENT AND PREPAYMENT:

     (a) Repayment. Principal and interest shall be payable on the 15th day of each month, commencing April 15, 1998, and continuing up and to and including January 15, 2008, with a final installment consisting of all remaining unpaid principal and accrued interest due and payable in full on February 15, 2008. The initial monthly installments of principal and interest due under this Note shall be Six Thousand One Hundred Fifty-three and 95/100 Dollars ($6,153.95) each. The amount of said monthly installments shall be adjusted as of the Adjustment Date, if necessary, to an amount which would amortize the then outstanding principal balance of this Note over the then remaining term of the original amortization schedule used for this Note at the interest rate applicable on the Adjustment Date. Such adjustment shall not imply any change in the maturity date of this Note, which shall remain as specified above.

     (b) Application of Payments. Each payment made on this Note shall be credited first, to any interest then due and second, to the outstanding principal balance hereof.

     (c) Prepayment. Borrower may prepay principal on this Note in any amount and without penalty during the fifteen (15) days immediately prior to the Adjustment Date or the maturity date hereof. Borrower may, at any other time, prepay principal on this Note in the minimum amount of Ten Thousand Dollars ($10,000.00); provided however, that if the outstanding principal balance of this Note is less than said amount, the minimum prepayment amount shall be the entire outstanding principal balance hereof. In consideration of Bank providing this prepayment option to Borrower, of if this Note shall become due and payable at any time other than during the fifteen (15) days immediately prior to the Adjustment Date or the maturity date hereof by acceleration or otherwise, Borrower shall pay to Bank immediately upon demand a fee which is the sum of the discounted monthly differences for each month from the month of prepayment through the month in which the Adjustment Date or said maturity date occurs, calculated as follows for each such month:

          (i) Determine the amount of interest which would have accrued each month on (A) the amount prepaid at the Money Market Funds Rate in effect on the date of funding of this Note had it remained outstanding until the Adjustment Date or (B) if the Adjustment Date has already occurred, the amount prepaid at the Money Market Funds Rate in effect on the Adjustment Date had this Note remained outstanding until the maturity date hereof, in each case taking into account regularly scheduled amortization.


REL; Principal/Interest
Together; MMFR; 5-year Interest Adjustments                               032098

          (ii) Subtract from the amount determined in (i) above the amount of interest which would have accrued for the same month on the amount prepaid for the remaining term until the Adjustment Date or the maturity date hereof, whichever is next to occur, at the Money Market Funds Rate in effect on the date of prepayment for new loans made for such term and in a principal amount equal to the amount prepaid, in each case taking into account regularly scheduled amortization.

          (iii) If the result obtained in (ii) for any month is greater than zero, discount that difference by the Money Market Funds Rate used in (ii) above.

Each Borrower acknowledges that prepayment of such amount may result in Bank incurring additional costs, expenses and/or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses and/or liabilities. Each Borrower, therefore, agrees to pay the above-described prepayment fee and agrees that said amount represents a reasonable estimate of the prepayment costs, expenses and/or liabilities of Bank. If Borrower fails to pay any prepayment fee when due, the amount of such prepayment fee shall thereafter bear interest until paid at a rate per annum two percent (2.00%) above the Prime Rate in effect from time to time (computed on the basis of a 360-day year, actual days elapsed). The "Prime Rate" is a base rate that Bank from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto. Each change in the rate of interest on any such past due prepayment fee shall become effective on the date each Prime Rate change is announced within Bank.

     All prepayments of principal shall be applied on the most remote principal installment or installments then unpaid.

EVENTS OF DEFAULT:

     This Note is made pursuant to and is subject to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of March 18, 1997, as amended from time to time (the "Credit Agreement"). Any default in the payment or performance of any obligation under this Note, or any defined event of default under the Credit Agreement, shall constitute an "Event of Default" under this Note.


REL; Principal/Interest
Together; MMFR; 5-year Interest Adjustments                               032098

MISCELLANEOUS:

     (a) Remedies. Upon the sale, transfer, hypothecation, assignment or other encumbrance, whether voluntary, involuntary or by operation of law, of all or any interest in any real property securing this Note, or upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by each Borrower. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to any Borrower or any other person or entity.

     (b) Obligations Joint and Several. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

     (c) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Oregon.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR


REL; Principal/Interest
Together; MMFR; 5-year Interest Adjustments                               032098

HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

ELMER'S RESTAURANTS, INC.


By: ANITA GOLDBERG
    -----------------------------------
    Anita Goldberg
    President

Recording Requested By,
And when recorded return to:
WELLS FARGO BANK,
NATIONAL ASSOCIATION
201 3rd Street, 8th Floor
San Francisco, CA 94163
Attention: Loan Documentation #03834

--------------------------------------------------------------------------------


                                  DEED OF TRUST
                       AND ASSIGNMENT OF RENTS AND LEASES

THIS DEED OF TRUST AND ASSIGNMENT (this "Deed of Trust") is executed as of March 23, 1998, by ELMER'S RESTAURANTS, INC., an Oregon corporation ("Grantor"), to WELLS FARGO BANK (ARIZONA), NATIONAL ASSOCIATION ("Trustee"), for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Beneficiary").

                            ARTICLE I. GRANT IN TRUST

1.01 Grant. For the purposes and upon the terms and conditions in this Deed of Trust, Grantor irrevocably grants, conveys and assigns to Trustee, in trust for the benefit of Beneficiary, with power of sale and right of entry and possession, Grantor's interest in: (a) all real property located in ADA County, Idaho, and described on Exhibit A attached hereto and which real property is within a city or village or is 20 acres or less in size; (b) all easements, rights-of-way and rights used in connection with or as a means of access to any portion of said real property; (c) all tenements, hereditaments and appurtenances thereof and thereto; (d) all right, title and interest of Grantor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining said real property, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with said real property; (e) all buildings, improvements and landscaping now or hereafter erected or located on said real property; (f) all development rights, governmental or quasi-governmental licenses, permits or approvals, zoning rights and other similar rights or interests which relate to the development, use or operation of, or that benefit or are appurtenant to, said real property; (g) all mineral rights, oil and gas rights, air rights, water or water rights, including without limitation, all wells, canals, ditches and reservoirs of any nature and all rights thereto, appurtenant to or associated with said real property, whether decreed or undecreed, tributary or non-tributary, surface or underground, appropriated or unappropriated, and all shares of stock in any water, canal, ditch or reservoir company, and all well permits, water service contracts, drainage rights and other evidences of any such rights; and (h) all interest or estate which Grantor now has or may hereafter acquire in said real property and all additions and accretions thereto, and all awards or payments made for the taking of all or any portion of said real property by eminent domain or any proceeding or purchase in lieu thereof, or any damage to any portion of said real property (collectively, the "Subject Property"). The listing of specific rights or property shall not be interpreted as a limitation of general terms.


DEED OF TRUST With Assignment of Rents (02/98), Page 1

1.02 Address. The address of the Subject Property (if known) is: 1385 South Capitol Blvd., Boise, ID 83706. Neither the failure to designate an address nor any inaccuracy in the address designated shall affect the validity or priority of the lien of this Deed of Trust on the Subject Property as described on Exhibit A. In the event of any conflict between the provisions of Exhibit A and said address, Exhibit A shall control.

                         ARTICLE II. OBLIGATIONS SECURED

2.01 Obligations Secured. Grantor makes this grant and assignment for the purpose of securing the following obligations (each, a "Secured Obligation" and collectively, the "Secured Obligations"):

(a) payment to Beneficiary of all sums at any time owing and performance of all other obligations arising under or in connection with that certain promissory note ("Note") dated as of March 23, 1998, in the maximum principal amount of $630,000.00, with interest as provided therein, executed by ELMER'S RESTAURANT, INC. and payable to Beneficiary or its order on or before March 15, 2008, together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by the Note, whether or not specifically referenced therein; and

(b) payment and performance of all obligations of Grantor under this Deed of Trust, together with all advances, payments or other expenditures made by Beneficiary or Trustee as or for the payment or performance of any such obligations of Grantor; and

(c) payment and performance of all obligations, if any, and the contracts under which they arise, which any rider attached to and recorded with this Deed of Trust recites are secured hereby; and

(d) payment and performance of all future advances and other obligations that the then record owner of the Subject Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Beneficiary, when any such advance or other obligation is evidenced by a writing which recites that it is secured by this Deed of Trust; and

(e) all modifications, extensions and renewals of any of the Secured Obligations (including without limitation, (i) all modifications, extensions or renewals at a different rate of interest, or (ii) deferrals or accelerations of the required principal payment dates or interest payment dates or both, in whole or in part), however evidenced, whether or not any such modification, extension or renewal is evidenced by a new or additional promissory note or notes.

2.02 Obligations. The term "obligations" is sued herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, joint or several, including without limitation, all principal, interest, charges, including prepayment charges and late charges, and loan fees at any time accruing or assessed on any Secured Obligation.


DEED OF TRUST With Assignment of Rents (02/98), Page 2

2.03 Incorporation. All terms of the Secured Obligations are incorporated herein by this reference. All persons who may have or acquire an interest in the Subject Property are hereby deemed to have notice of the terms of the Secured Obligations and to have notice, if provided therein, that: (a) the Note or any other Secured Obligation may permit borrowing, repayment and reborrowing; and
(b) the rate of interest on one or more of the Secured Obligations may vary from time to time.

                        ARTICLE III. ASSIGNMENT OF RENTS

3.01 Assignment. For the purposes of and upon the terms and conditions set forth herein, Grantor irrevocably assigns to Beneficiary all of Grantor's right, title and interest in, to and under all leases, licenses, rental agreements and other agreements of any kind relating to the use or occupancy of any of the Subject Property, whether existing as of the date hereof or at any time hereafter entered into, together with all guarantees of and security for any tenant's or lessee's performance thereunder, and all amendments, extensions, renewals and modifications thereto (each, a "Lease" and collectively, the "Leases"), together with any and all other rents, issues and profits of the Subject Property (collectively "Rents"). This Assignment shall not impose upon Beneficiary any duty to produce Rents from the Subject Property, nor cause Beneficiary to be:
(a) a "mortgagee in possession" for any purpose; (b) responsible for performing any of the obligations of the lessor or landlord under any Lease; or (c) responsible for any waste committed by any person or entity at any time in possession of the Subject Property or any part thereof, or for any dangerous or defective condition of the Subject Property, or for any negligence in the management, upkeep, repair or control of the Subject Property. This is an absolute assignment, not an assignment for security only, and Beneficiary's right to Rents is not contingent upon and may be exercised without possession of the Subject Property. Grantor agrees to execute and deliver to Beneficiary, within five (5) days of Beneficiary's written request, such additional documents as Beneficiary or Trustee may reasonably request to further evidence the assignment to Beneficiary of any and all Leases and Rents.

3.02 Protection of Security. To protect the security of this Assignment, Grantor agrees:

(a) At Grantor's sole cost and expense: (i) to perform each obligation to be performed by the lessor or landlord under each Lease and to enforce or secure the performance of each obligation to be performed by the lessee or tenant under each Lease; (ii) not to modify any Lease in any material respect, nor accept surrender under or terminate the term of any Lease; (iii) not to anticipate the Rents under any Lease; and (iv) not to waive or release any lessee or tenant of or from any Lease obligations. Grantor assigns to Beneficiary all of Grantor's right and power to modify the terms of any Lease, to accept a surrender under or terminate the term of or anticipate the Rents under any Lease, and to waive or release any lessee or tenant of or from any Lease obligations, and any attempt on the part of Grantor to exercise any such rights or powers without Beneficiary's prior written consent shall be a breach of the terms hereof.

(b) At Grantor's sole cost and expense, to defend any action in any manner connected with any Lease or the obligations thereunder, and to pay all costs of Beneficiary or Trustee, including reasonable attorneys' fees, in any such action in which Beneficiary or Trustee may appear.


DEED OF TRUST With Assignment of Rents (02/98), Page 3

(c) That, should Grantor fail to do any act required to be done by Grantor under a Lease, then Beneficiary or Trustee, but without obligation to do so and without notice to Grantor and without releasing Grantor from any obligation hereunder, may make or do the same in such manner and to such extent as Beneficiary or Trustee deems necessary to protect the security hereof, and, in exercising such powers, Beneficiary or Trustee may employ attorneys and other agents, and Grantor shall pay necessary costs and reasonable attorneys' fees incurred by Beneficiary or Trustee, or their agents, in the exercise of the powers granted herein. Grantor shall give prompt notice to Beneficiary or Trustee, or their agents, in the exercise of the powers granted herein. Grantor shall give prompt notice to Beneficiary of any default by any lessee or tenant under any Lease, and of any notice of default on the part of Grantor under any Lease received from a lessee or tenant thereunder, together with an accurate and complete copy thereof.

(d) To pay to Beneficiary immediately upon demand all sums expended under the authority hereof, including reasonable attorneys' fees, together with interest thereon at the highest rate per annum payable under any Secured Obligation, and the same, at Beneficiary's option, may be added to any Secured Obligation and shall be secured hereby.

3.03 License. Beneficiary confers upon Grantor a license ("License") to collect and retain the Rents as, but not before, they come due and payable, until the occurrence of any Default. Upon the occurrence of any Default, the License shall be automatically revoked, and Beneficiary or Trustee may, at Beneficiary's option and without notice, either in person or by agent, with or without bringing any action, or by a receiver to be appointed by a court: (a) enter, take possession of, manage and operate the Subject Property or any part thereof;
(b) make, cancel, enforce or modify any Lease; (c) obtain and evict tenants, fix or modify Rents, and do any acts which Beneficiary or Trustee deems proper to protect the security hereof; and (d) either with or without taking possession of the Subject Property, in its own name, sue for or otherwise collect and receive all Rents, including those past due and unpaid, and apply the same in accordance with the provisions of this Deed of Trust. The entering and taking possession of the Subject Property, the collection of Rents and the application thereof as aforesaid, shall not cure or waive any Default, nor waive, modify or affect any notice of default hereunder, nor invalidate any act done pursuant to any such notice. The License shall not grant to Beneficiary or Trustee the right to possession, except as provided in this Deed of Trust.

                  ARTICLE IV. RIGHTS AND DUTIES OF THE PARTIES

4.01 Title. Grantor warrants that, except as disclosed to Beneficiary prior to the date hereof in a writing which refers to this warranty, Grantor lawfully possesses and holds fee simple title to, or if permitted by Beneficiary in writing a leasehold interest in, the Subject Property without limitation on the right to encumber, as herein provided, and that this Deed of Trust is a valid lien on the Subject Property and all of Grantor's interest therein.

4.02 Taxes and Assessments. Subject to the right, if any, of Grantor to contest payment of the following pursuant to any other agreement between Grantor and Beneficiary, Grantor shall pay prior to delinquency all taxes, assessments, levies and charges imposed: (a) by any public or quasi-public authority or utility company which are or which may become alien upon or cause a loss in value of the Subject Property or any interest therein; or (b) by any public authority upon Beneficiary by reason of its interest in any Secured Obligation or in the Subject Property, or by reason of any payment made to Beneficiary pursuant to any Secured Obligation;


DEED OF TRUST With Assignment of Rents (02/98), Page 4 provided however, that Grantor shall have no obligation to pay any income taxes of Beneficiary. Promptly upon request by Beneficiary, Grantor shall furnish to Beneficiary satisfactory evidence of the payment of all of the foregoing. Beneficiary is hereby authorized to request and receive from the responsible governmental and nongovernmental personnel written statements with respect to the accrual and payment of any of the foregoing.

4.03 Performance of Secured Obligations. Grantor shall promptly pay and perform each Secured Obligation when due.

4.04 Liens, Encumbrances and Charges. Grantor shall immediately discharge any lien on the Subject Property not approved by Beneficiary in writing. Except as otherwise provided in any Secured Obligation or other agreement with Beneficiary, Grantor shall pay when due all obligations secured by or reducible to liens and encumbrances which shall now or hereafter encumber the Subject Property, whether senior or subordinate hereto, including without limitation, any mechanics' liens.

4.05 Insurance. Grantor shall insure the Subject Property against loss or damage by fire and such other risks as Beneficiary shall from time to time require. Grantor shall carry public liability insurance, flood insurance as required by applicable law and such other insurance as Beneficiary may reasonably require, including without limitation, business interruption insurance or loss of rental value insurance. Grantor shall maintain all required insurance at Grantor's expense, under policies issued by companies and in form and substance satisfactory to Beneficiary. Neither Beneficiary nor Trustee, by reason of accepting, rejecting, approving or obtaining insurance, shall incur any liability for: (a) the existence, nonexistence, form or legal sufficiency thereof; (b) the solvency of any insurer; or (c) the payment of losses. All policies and certificates of insurance shall name Beneficiary as loss payee, and shall provide that the insurance cannot be terminated as to Beneficiary except upon a minimum of ten (10) days' prior written notice to Beneficiary.
 Immediately upon
any request by Beneficiary, Grantor shall deliver to Beneficiary the original of all such policies or certificates, with receipts evidencing annual prepayment of the premiums.

4.06 Tax and Insurance Impounds. At Beneficiary's option and upon its demand, Grantor shall, until all Secured Obligations have been paid in full, pay to Beneficiary monthly, annually or as otherwise directed by Beneficiary an amount estimated by Beneficiary to be equal to: (a) all taxes, assessments, levies and charges imposed by any public or quasi-public authority or utility company which are or may become a lien upon the Subject Property and will become due for the tax year during which such payment is so directed; and (b) premiums for fire, other hazard and mortgage insurance next due. If Beneficiary determines that amounts paid by Grantor are insufficient for the payment in full of such taxes, assessments, levies and/or insurance premiums, Beneficiary shall notify Grantor of the increased amount required for the payment thereof when due, and Grantor shall pay to Beneficiary such additional amount within thirty (30) days after notice from Beneficiary. All amounts so paid shall not bear interest, except to the extent and in the amount required by law. So long as there is no Default, Beneficiary shall apply said amounts to the payment of, or at Beneficiary's sole option release said funds to Grantor for application to and payment of, such taxes, assessments, levies, charges and insurance premiums. If a Default exists, Beneficiary at its sole option may apply all or any part of said amounts to any Secured Obligation and/or to cure such Default, in which event Grantor shall be required to restore all amounts so applied, as well as to cure any Default not cured by such application. Grantor hereby grants and transfers to Beneficiary a security interest in all amounts so paid and held in


DEED OF TRUST With Assignment of Rents (02/98), Page 5

Beneficiary's possession, and all proceeds thereof, to secure the payment and performance of each Secured Obligation. Upon assignment of this Deed of Trust, Beneficiary shall have the right to assign all amounts collected and in its possession to its assignee, whereupon Beneficiary and Trustee shall be released from all liability with respect thereto. The existence of said impounds shall not limit Beneficiary's rights under any other provision of this Deed of Trust or any other agreement, statute or rule of law. Within ninety-five (95) days following full repayment of all Secured Obligations (other than as a consequence of a foreclosure or conveyance in lieu of foreclosure of the liens and security interests securing any Secured Obligation), or at such earlier time as Beneficiary in its discretion may elect, the balance of all amounts collected and in Beneficiary's possession shall be paid to Grantor, and no other party shall have any right of claim thereto.

4.07 Damages; Insurance and Condemnation Proceeds.

(a) (i) All awards of damages and all other compensation payable directly or indirectly by reason of a condemnation or proposed condemnation (or transfer in lieu thereof) for public or private use affecting the Subject Property; (ii) all other claims and awards for damages to or decrease in value of the Subject Property; (iii) all proceeds of any insurance policies payable by reason of loss sustained to the Subject Property; and (iv) all interest which may accrue on any of the foregoing, are all absolutely and irrevocably assigned to and shall be paid to Beneficiary. At the absolute discretion of Beneficiary, whether or not its security is or may be impaired, but subject to applicable law if any, and without regard to any requirement contained in any other Section hereof, Beneficiary may apply all or any of the proceeds it receives to its expenses in settling, prosecuting or defending any such claim and apply the balance to the Secured Obligations in any order, and release all or any part of the proceeds to Grantor upon any conditions Beneficiary may impose. Beneficiary may commence, appear in, defend or prosecute any assigned claim or action, and may adjust, compromise, settle and collect all claims and awards assigned to Beneficiary; provided however, that in no event shall Beneficiary be responsible for any failure to collect any claim or award, regardless of the cause of the failure.

(b) At its sole option, Beneficiary may permit insurance or condemnation proceeds held by Beneficiary to be used for repair or restoration but may impose any conditions on such use as Beneficiary deems necessary.

4.08 Maintenance and Preservation of Subject Property. Subject to the provisions of any Secured Obligation, Grantor covenants:

(a) to keep the Subject Property in good condition and repair;

(b) except with Beneficiary's prior written consent, not to remove or demolish the Subject Property, nor alter, restore or add to the Subject Property, nor initiate or acquiesce in any change in any zoning or other land classification which affects the Subject Property;

(c) to restore promptly and in good workmanlike manner any portion of the Subject Property which may be damaged or destroyed, unless Beneficiary requires that all of the insurance proceeds be used to reduce the Secured Obligations as provided in Section 4.07 hereof;


DEED OF TRUST With Assignment of Rents (02/98), Page 6

(d) to comply with and not to suffer violation of any or all of the following which govern acts or conditions on, or otherwise affect the Subject Property:
(i) laws, ordinances, regulations, standards and judicial and administrative rules and orders; (ii) covenants, conditions, restrictions and equitable servitudes, whether public or private; and (iii) requirements of insurance companies and any bureau or agency which establishes standards of insurability;

(e) not to commit or permit waste of the Subject Property; and

(f) to do all other acts which from the character or use of the Subject Property may be reasonably necessary to maintain and preserve its value.

4.09 Hazardous Substances; Environmental Provisions. Grantor represents and warrants to Beneficiary as follows:

(a) Except as disclosed to Beneficiary in writing prior to the date hereof, the Subject Property is not and has not been a site for the use, generation, manufacture, storage, treatment, disposal, release or threatened release, transportation or presence of any substances which are "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under the Hazardous Materials Laws, as defined below, and/or other applicable environmental laws, ordinances and regulations (collectively, the "Hazardous Materials").

(b) The Subject Property is in compliance with all laws, ordinances and regulations relating to Hazardous Materials (collectively, the "Hazardous Materials Laws"), including without limitation, the Clean Air Act, the Federal Water Pollution Control Act, the Federal Resource Conservation and Recovery Act of 1976, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Toxic Substances Control Act and the Occupational Safety and Health Act, as any of the same may be amended, modified or supplemented from time to time, and any other applicable federal, state or local environmental laws, and any rules or regulations adopted pursuant to any of the foregoing.

(c) There are no claims or actions pending or threatened against Grantor or the Subject Property by any governmental entity or agency, or any other person or entity, relating to any Hazardous Materials or pursuant to any Hazardous Materials Laws.

(d) Grantor hereby agrees to defend, indemnify and hold harmless Beneficiary, its directors, officers, employees, agents, successors and assigns, from and against any and all losses, damages, liabilities, claims, actions, judgments, court costs and legal or other expenses (including without limitation, attorneys' fees and expenses) which Beneficiary may incur as a direct or indirect consequence of the use, generation, manufacture, storage, treatment, disposal, release or threatened release, transportation or presence of Hazardous Materials in, on, under or about the Subject Property. Grantor shall pay to Beneficiary immediately upon demand any amounts owing under this indemnity, together with interest from the date of demand until paid in full at the highest rate of interest applicable to any Secured Obligation. GRANTOR'S DUTY AND OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS BENEFICIARY SHALL SURVIVE THE CANCELLATION OF THE SECURED OBLIGATIONS AND THE RELEASE, RECONVEYANCE OR PARTIAL RECONVEYANCE OF THIS DEED OF TRUST.


DEED OF TRUST With Assignment of Rents (02/98), Page 7

(e) Grantor shall immediately advise Beneficiary in writing upon Grantor's discovery of any occurrence or condition on the Subject Property, or on any real property adjoining or in the vicinity of the Subject Property that does or could cause all or any part of the Subject Property, to be contaminated with any Hazardous Materials or otherwise be in violation of any Hazardous Materials Laws, or cause the Subject Property to be subject to any restrictions on the ownership, occupancy, transferability or use thereof under any Hazardous Materials Laws.

4.10 Protection of Security. Grantor shall, at Grantor's sole expense: (a) protect, preserve and defend the Subject Property and Grantor's title and right to possession of the Subject Property against all adverse claims; (b) if Grantor's interest in the Subject Property is a leasehold interest or estate, pay and perform in a timely manner all obligations to be paid and/or performed by the lessee or tenant under the lease or other agreement creating such leasehold interest or estate; and (c) protect, preserve and defend the security of this Deed of Trust and the rights and powers of Beneficiary and Trustee under this Deed of Trust against all adverse claims. Grantor shall give Beneficiary and Trustee prompt notice in writing of the assertion of any claim, the filing of any action or proceeding, or the occurrence of any damage, condemnation offer or other action relating to or affecting the Subject Property and, if Grantor's interest in the Subject Property is a leasehold interest or estate, of any notice of default or demand for performance under the lease or other agreement pursuant to which such leasehold interest or estate was created or exists.

4.11 Acceptance of Trust; Powers and Duties of Trustee. Trustee accepts this trust when this Deed of Trust is executed. From time to time, upon written request of Beneficiary and, to the extent required by applicable law presentation of this Deed of Trust for endorsement, and without affecting the personal liability of any person for payment of any indebtedness or performance of any of the Secured Obligations, Beneficiary, or Trustee at Beneficiary's direction, may, without obligation to do so or liability therefor and without notice: (a) reconvey all or any part of the Subject Property from the lien of this Deed of Trust; (b) consent to the making of any map or plat of the Subject Property; and (c) join in any grant of easement thereon, any declaration of covenants and restrictions, any extension agreement or any agreement subordinating the lien or charge of this Deed of Trust. Trustee or Beneficiary may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trusts and the enforcement of the rights and remedies available under this Deed of Trust, and may obtain orders or decrees directing, confirming or approving acts in the execution of said trusts and the enforcement of said rights and remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding (including, but not limited to, actions in which Grantor, Beneficiary or Trustee shall be a party) unless held or commenced and maintained by Trustee under this Deed of Trust. Trustee shall not be obligated to perform any act required of it under this Deed of Trust unless the performance of the act is requested in writing and Trustee is reasonably indemnified against all losses, costs, liabilities and expenses in connection therewith.

4.12 Compensation; Exculpation; Indemnification.

(a) Grantor shall pay all Trustee's fees and reimburse Trustee for all expenses in the administration of this trust, including reasonable attorneys' fees. Grantor shall pay Beneficiary reasonable compensation for services rendered concerning this Deed of Trust, including without limitation, the providing of any statement of amounts owing under any Secured Obligation. Beneficiary shall not directly or indirectly be liable to Grantor or any other person as a consequence of: (i) the exercise of any rights, remedies or powers granted to Beneficiary


DEED OF TRUST With Assignment of Rents (02/98), Page 8 in this Deed of Trust; (ii) the failure or refusal of Beneficiary to perform or discharge any obligation or liability of Grantor under this Deed of Trust or any Lease or other agreement related to the Subject Property; or (iii) any loss sustained by Grantor or any third party as a result of Beneficiary's failure to lease the Subject Property after any Default or from any other act or omission of Beneficiary in managing the Subject Property after any Default unless such loss is caused by the willful misconduct or gross negligence of Beneficiary; and no such liability shall be asserted or enforced against Beneficiary, and all such liability is hereby expressly waived and released by Grantor.

(b) Grantor shall indemnify Trustee and Beneficiary against, and hold them harmless from, any and all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys' fees and other legal expenses, costs of evidence of title, costs of evidence of value, and other expenses which either may suffer or incur: (i) by reason of this Deed of Trust; (ii) by reason of the execution of this trust or the performance of any act required or permitted hereunder or by law; (iii) as a result of any failure of Grantor to perform Grantor's obligations; or (iv) by reason of any alleged obligation or undertaking of Beneficiary to perform or discharge any of the representations, warranties, conditions, covenants, or other obligations contained in any other document related to the Subject Property, including without limitation, the payment of any taxes, assessments, rents or other lease obligations, liens, encumbrances or other obligations of Grantor under this Deed of Trust. Grantor's duty to indemnify Trustee and Beneficiary shall survive the payment, discharge or cancellation of the Secured Obligations and the release or reconveyance, in whole or in part, of this Deed of Trust.

(c) Grantor shall pay all indebtedness arising under this Section 4.12 immediately upon demand by Trustee or Beneficiary, together with interest thereon from the date of demand until paid in full at the highest rate per annum payable under any Secured Obligation. Beneficiary may, at its option, add any such indebtedness to any Secured Obligation.

4.13 Substitution of Trustees. From time to time, by a writing signed and acknowledged by Beneficiary and recorded in the Office of each Recorder of the County in which the Subject
Property is situated,
Beneficiary may appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall set forth the recordation date and any recording or other information required by law. The recordation of such instrument of substitution shall discharge Trustee herein named and shall appoint the new trustee as the trustee hereunder with the same effect as if originally named Trustee herein. A writing recorded pursuant to the provisions of this Section 4.13 shall be conclusive proof of the proper substitution of such new Trustee.

4.14 Due on Sale or Encumbrance. Except as permitted by the provisions of any Secured Obligation or applicable law, if the Subject Property or any interest therein shall be sold, transferred (including without limitation, where applicable, through sale or transfer of a majority or controlling interest of the corporate stock, or any general partnership, limited liability company or other similar interests of Grantor), mortgaged, assigned, encumbered or leased, whether voluntarily, involuntarily or by operation of law (each of which actions and events is called a "Transfer"), without Beneficiary's prior written consent, THEN Beneficiary may, at its sole option, declare all Secured Obligations immediately due and payable in full. Grantor shall notify Beneficiary in writing of each Transfer within ten (10) business days of the date thereof.


DEED OF TRUST With Assignment of Rents (02/98), Page 9

4.15 Releases, Extensions, Modifications and Additional Security. Without notice to or the consent, approval or agreement of any persons or entities having any interest at any time in the Subject Property or in any manner obligated under any Secured Obligation (each, an "Interested Party"), Beneficiary may, from time to time, release any Interested Party from liability for the payment of any Secured Obligation, take any action or make any agreement extending the maturity or otherwise altering the terms or increasing the amount of any Secured Obligation, accept additional security, and enforce, waive, subordinate or release all or a portion of the Subject Property or any other security for any Secured Obligation. None of the foregoing actions shall release or reduce the personal liability of any Interested Party, nor release or impair the priority of the lien of this Deed of Trust upon the Subject Property.

4.16 Reconveyance. Upon Beneficiary's written request, and solely to the extent required by applicable law upon surrender of this Deed of Trust and every note or other instrument setting forth any Secured Obligations to Trustee for cancellation, Trustee shall reconvey, without warranty, the Subject Property, or that portion thereof then covered hereby, from the lien of this Deed of Trust. The recitals of any matters or facts in any reconveyance executed hereunder shall be conclusive proof of the truthfulness thereof. To the extent permitted by law, the reconveyance may describe the grantee as "the person or persons legally entitled thereto." Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance. When the Subject Property has been fully reconveyed, the last such reconveyance shall operate as a reassignment of all future Rents to the person or persons legally entitled thereto. Upon Beneficiary's demand, Grantor shall pay all costs and expenses incurred by Beneficiary in connection with any reconveyance.

4.17 Subrogation. Beneficiary shall be subrogated to the lien of all encumbrances, whether or not released of record, paid in whole or in part by Beneficiary pursuant to this Deed of Trust or by the proceeds of any Secured Obligation.

4.18 Grantor Different From Obligor ("Third Party Grantor"). As used in this
Section 4.18, the term "Obligor" shall mean each person or entity obligated in any manner under any of the Secured Obligations; and the term "Third Party Grantor" shall mean (1) each person or entity included in the definition of Grantor herein and which is not an Obligor under all of the Secured Obligations, and (2) each person or entity included in the definition of Grantor herein if any Obligor is not included in said definition.

(a) Representations and Warranties. Each Third Party Grantor represents and warrants to Beneficiary that: (i) this Deed of Trust is executed at an Obligor's request; (ii) this Deed of Trust complies with all agreements between each Third Party Grantor and any Obligor regarding such Third Party Grantor's execution hereof; (iii) Beneficiary has made no representation to any Third Party Grantor as to the creditworthiness of any Obligor; and (iv) each Third Party Grantor has established adequate means of obtaining from each Obligor on a continuing basis financial and other information pertaining to such Obligor's financial condition. Each Third Party Grantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect such Third Party Grantor's risks hereunder. Each Third Party Grantor further agrees that Beneficiary shall have no obligation to disclose to any Third Party Grantor any information or material about any Obligor which is acquired by Beneficiary in any manner. The liability of each Third Party Grantor hereunder shall be reinstated and revived, and the rights of Beneficiary shall continue if and to the extent that for any reason any amount at any time paid on account of any Secured Obligation is rescinded or


DEED OF TRUST With Assignment of Rents (02/98), Page 10 must otherwise be restored by Beneficiary, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Beneficiary in its sole discretion; provided however, that if Beneficiary chooses to contest any such matter at the request of any Third Party Grantor, each Third Party Grantor agrees to indemnify and hold Beneficiary harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by Beneficiary in connection therewith, including without limitation, in any litigation with respect thereto.

(b) Waivers.

(i) Each Third Party Grantor waives any right to require Beneficiary to: (A) proceed against any Obligor or any other person; (B) marshal assets or proceed against or exhaust any security held from any Obligor or any other person; (C) give notice of the terms, time and place of any public or private sale of personal property security held from any Obligor or any other person, or otherwise comply with any other provisions of Section 9504 of the Idaho Uniform Commercial Code; (D) take any action or pursue any other remedy in Beneficiary's power; or (E) make any presentment or demand for performance, or give any notice of nonperformance, protest, notice of protest or notice of dishonor hereunder or in connection with any obligations or evidences of indebtedness held by Beneficiary as security for or which constitute in whole or in part the Secured Obligations, or in connection with the creation of new or additional obligations.

(ii) Each Third Party Grantor waives any defense to its obligations hereunder based upon or arising by reason of: (A) any disability or other defense of any Obligor or any other person; (B) the cessation or limitation from any cause whatsoever, other than payment in full, of any Secured Obligation; (C) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of any Obligor which is a corporation, partnership or other type of entity, or any defect in the formation of any such Obligor; (D) the application by any Obligor of the proceeds of any Secured Obligation for purposes other than the purposes represented by any Obligor to, or intended or understood by, Beneficiary or any Third Party Grantor; (E) any act or omission by Beneficiary which directly or indirectly results in or aids the discharge of any Obligor or any portion of any Secured Obligation by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Beneficiary against any Obligor; (F) any impairment of the value of any interest in any security for the Secured Obligations or any portion thereof, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; or (G) any modification of any Secured Obligation, in any form whatsoever, including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in terms of, any Secured Obligation or any portion thereof, including increase or decrease of the rate of interest thereon. Until all Secured Obligations shall have been paid in full, no Third Party Grantor shall have any right of subrogation, and each Third Party Grantor waives any right to enforce any remedy which Beneficiary now has or may hereafter have against any Obligor or any other person, and waives any benefit of, or any right to participate in, any security now or hereafter held by Beneficiary. Each Third Party Grantor further waives all rights and defenses it may have arising out of:
(1) any election of remedies by Beneficiary, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Secured Obligations, destroys such Third Party Grantor's rights of subrogation or such Third Party Grantor's rights to proceed against any Obligor for reimbursement; or (2) any


DEED OF TRUST With Assignment of Rents (02/98), Page 11 loss of rights any Third Party Grantor may suffer by reason of any rights, powers or remedies of any Obligor in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging any Obligor's obligations, whether by operation of law or otherwise, including any rights any Third Party Grantor may have to a fair market value hearing to determine the size of a deficiency following any trustee's foreclosure sale or other disposition of any security for any portion of the Secured Obligations.

(iii) If any of said waivers is determined to be contrary to any applicable law or public policy, such waiver shall be effective to the extent permitted by applicable law or public policy.

                          ARTICLE V. DEFAULT PROVISIONS

5.01 Default. The occurrence of any of the following shall constitute a "Default" under this Deed of Trust: (a) Grantor shall fail to observe or perform any obligation or agreement contained herein; (b) any representation or warranty of Grantor herein shall prove to be incorrect, false or misleading in any material respect when made; or (c) any default in the payment or performance of any obligation, or any defined event of default, under any provisions of the Note or any other contract, instrument or document executed in connection with, or with respect to, any Secured Obligation.

5.02 Rights and Remedies. Upon the occurrence of any Default and, so long as such Default is continuing, and at any time thereafter, Beneficiary and Trustee shall have all the following rights and remedies:

(a) With or without notice, to declare all Secured Obligations immediately due and payable in full.

(b) With or without notice, without releasing Grantor from any Secured Obligation and without becoming a mortgagee in possession, to cure any Default of Grantor and, in connection therewith: (i) to enter upon the Subject Property and to do such acts and things as Beneficiary or Trustee deems necessary or desirable to protect the security of this Deed of Trust, including without limitation, to appear in and defend any action or proceeding purporting to affect the security of this Deed of Trust or the rights or powers of Beneficiary or Trustee hereunder; (ii) to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the judgment of either Beneficiary or Trustee, is senior in priority to this Deed of Trust, the judgment of Beneficiary or Trustee being conclusive as between the parties hereto; (iii) to obtain, and to pay any premiums or charges with respect to, any insurance required to be carried hereunder; and (iv) to employ, counsel, accountants, contractors and other appropriate persons to assist them.

(c) To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this Deed of Trust as a mortgage or to obtain specific enforcement of the covenants of Grantor under this Deed of Trust, and Grantor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought under this subsection, Grantor waives the defenses of laches and any applicable statute of limitations.

(d) To apply to a court of competent jurisdiction for and obtain appointment of a receiver of the Subject Property as a matter of strict right and without regard to: (i) the adequacy of the security for the repayment of the Secured Obligations; (ii) the existence of a declaration that the Secured Obligations are immediately due and payable; or (iii) the filing of a notice of default; and Grantor consents to such appointment.


DEED OF TRUST With Assignment of Rents (02/98), Page 12

(e) To take and possess all documents, books, records, papers and accounts of Grantor or the then owner of the Subject Property; to make or modify Leases of, and other agreements with respect to, the Subject Property upon such terms and conditions as Beneficiary deems proper; and to make repairs, alterations and improvements to the Subject Property deemed necessary, in Trustee's or Beneficiary's judgment, to protect or enhance the security hereof.

(f) To execute or cause Trustee to execute a written notice of such Default and of its election to cause the Subject Property to be sold to satisfy the Secured Obligations.. Trustee shall give and record such notice as the law then requires as a condition precedent to a trustee's sale. When the minimum period of time required by law after such notice has elapsed, Trustee, without notice to or demand upon Grantor, except as otherwise required by law, shall sell the Subject Property at the time and place of sale fixed by it in the notice of sale, at one or several sales, either as a whole or in separate parcels and in such manner and order, all as directed by Beneficiary in its sole discretion, at public auction to the highest bidder for cash, in lawful money of the United States, payable at the time of sale. Except as required by law, neither Grantor nor any other person or entity shall have the right to direct the order in which the Subject Property is sold. Subject to requirements and limits imposed by law, Trustee may postpone any sale of the Subject Property by public announcement at such time and place of sale, and from time to time may postpone such sale by public announcement at the time and place fixed by the preceding postponement. Trustee shall deliver to the purchaser at such sale a deed conveying the Subject Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in said deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustee, Grantor or Beneficiary, may purchase at such sale.

(g) To resort to and realize upon the security hereunder and any other security now or later held by Beneficiary concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both, and to apply the proceeds received to payment of the Secured Obligations, all in such order and manner as Beneficiary shall determine in its sole discretion.

(h) Upon sale of the Subject Property at any judicial or non-judicial foreclosure, Beneficiary may credit bid (as determined by Beneficiary in its sole discretion) all or any portion of the Secured Obligations. In determining such credit bid, Beneficiary may, but is not obligated to, take into account all or any of the following: (i) appraisals of the Subject Property as such appraisals may be discounted or adjusted by Beneficiary in its sole underwriting discretion; (ii) expenses and costs incurred by Beneficiary with respect to the Subject Property prior to foreclosure; (iii) expenses and costs which Beneficiary anticipates will be incurred with respect to the Subject Property after foreclosure, but prior to resale, including without limitation, costs of structural reports and other due diligence, costs to carry the Subject Property prior to resale, costs of resale (e.g., commissions, attorneys' fees, and taxes), Hazardous Materials clean-up and monitoring, deferred maintenance, repair, refurbishment and retrofit, and costs of defending or settling litigation affecting the Subject Property; (iv) declining trends in real property values generally and with respect to properties similar to the Subject Property; (v) anticipated discounts upon resale of the Subject Property as a distressed or foreclosed property; (vi) the existence of additional collateral, if any, for the Secured Obligations; and (vii) such other factors or matters that Beneficiary deems appropriate. Grantor acknowledges and agrees that: (A) Beneficiary is not required to use any or all of the foregoing factors to determine the amount of its credit bid; (B) this Section does not impose upon Beneficiary any additional obligations that are not imposed by law at the time the credit bid is made; (C) the amount of Beneficiary's credit bid need not have any relation to any loan-to-


DEED OF TRUST With Assignment of Rents (02/98), Page 13 value ratios specified in any agreement between Grantor and Beneficiary or previously discussed by Grantor and Beneficiary; and (D) Beneficiary's credit bid may be, at Beneficiary's sole discretion, higher or lower than any appraised value of the Subject Property.

5.03 Application of Foreclosure Sale Proceeds. After deducting all costs, fees and expenses of Trustee, and of this trust, including costs of evidence of title and attorneys' fees in connection with a sale, all proceeds of any foreclosure sale shall be applied first, to payment of all Secured Obligations (including without limitation, all sums expended by Beneficiary under the terms hereof and not then repaid, with accrued interest at the highest rate per annum payable under any Secured Obligation), in such order and amounts as Beneficiary in its sole discretion shall determine; and the remainder, if any, to the person or persons legally entitled thereto.

5.04 Application of Other Sums. All Rents or other sums received by Beneficiary hereunder, less all costs and expenses incurred by Beneficiary or any receiver, including reasonable attorneys' fees, shall be applied to payment of the Secured Obligations in such order as Beneficiary shall determine in its sole discretion; provided however, that Beneficiary shall have no liability for funds not actually received by Beneficiary.

5.05 No Cure or Waiver. Neither Beneficiary's, Trustee's or any receiver's entry upon and taking possession of the Subject Property, nor any collection of Rents, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Secured Obligation, nor the exercise of any other right or remedy by Beneficiary, Trustee or any receiver shall impair the status of the security of this Deed of Trust, or cure or waive any breach, Default or notice of default under this Deed of Trust, or nullify the effect of any notice of default or sale (unless all Secured Obligations and any other sums then due hereunder have been paid in full and Grantor has cured all other Defaults), or prejudice Beneficiary or Trustee in the exercise of any right or remedy, or be construed as an affirmation by Beneficiary of any tenancy, lease or option of the Subject Property or a subordination of the lien of this Deed of Trust.

5.06 Costs, Expenses and Attorneys' Fees. Grantor agrees to pay to Beneficiary immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including court costs and reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Beneficiary's in-house counsel), expended or incurred by Trustee or Beneficiary pursuant to this
Article V, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Beneficiary or any other person) relating to Grantor or in any way affecting any of the Subject Property or Beneficiary's ability to exercise any of its rights or remedies with respect thereto. All of the foregoing shall be paid by Grantor with interest from the date of demand until paid in full at the highest rate per annum payable under any Secured Obligation.

5.07 Power to File Notices and Cure Defaults. Grantor hereby irrevocably appoints Beneficiary and its successors and assigns as Grantor's true attorney-in-fact to perform any of the following powers, which agency is coupled with an interest: (a) to execute and/or record any notices of completion, cessation of labor, or any other notices that Beneficiary deems appropriate to protect Beneficiary's interest; and (b) upon the occurrence of any event, act or omission which with the giving of notice or the passage of time, or both, would constitute a Default, to perform any obligation of Grantor hereunder; provided however, that Beneficiary, as such


DEED OF TRUST With Assignment of Rents (02/98), Page 14 attorney-in-fact, shall only be accountable for such funds as are actually received by Beneficiary, and Beneficiary shall not be liable to Grantor or any other person or entity for any failure to act under this Section.

5.08 Remedies Cumulative; No Waiver. All rights, powers and remedies of Beneficiary and Trustee hereunder are cumulative and are in addition to all rights, powers and remedies provided by law or in any other agreements between Grantor and Beneficiary. No delay, failure or discontinuance of Beneficiary in exercising any right, power or remedy hereunder shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy.

                      ARTICLE VI. MISCELLANEOUS PROVISIONS

6.01 No Merger. No merger shall occur as a result of Beneficiary's acquiring any other estate in, or any other lien on, the Subject Property unless Beneficiary specifically consents to a merger in writing.

6.02 Execution of Documents. Grantor agrees, upon demand by Beneficiary or Trustee, to execute any and all documents and instruments required to effectuate the provisions hereof.

6.03 Right of Inspection. Beneficiary or its agents or employees may enter onto the Subject Property at any reasonable time for the purpose of inspecting the Subject Property and ascertaining Grantor's compliance with the terms hereof.

6.04 Notices. All notices, requests and demands which Grantor or Beneficiary is required or may desire to give to the other party must be in writing, delivered to Beneficiary at the following address:

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                           1300 S.W. Fifth Avenue T-13
                               Portland, OR 97201
                               Attention: Manager

and to Grantor at its address set forth at the signature lines below, or at such other address as either party shall designate by written notice to the other party in accordance with the provisions hereof.

6.05 Successors; Assignment. This Deed of Trust shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto; provided however, that this Section does not waive the provisions of Section 4.14 hereof. Beneficiary reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Beneficiary's rights and benefits under the Note, any and all other Secured Obligations and this Deed of Trust. In connection therewith, Beneficiary may disclose all documents and information which Beneficiary now has or hereafter acquires relating to the Subject Property, all or any of the Secured Obligations and/or Grantor and, as applicable, any partners, joint venturers or members of Grantor, whether furnished by any Grantor or otherwise.


DEED OF TRUST With Assignment of Rents (02/98), Page 15

6.06 Rules of Construction. (a) When appropriate based on the identity of the parties or other circumstances, the masculine gender includes the feminine or neuter or both, and the singular number includes the plural; (b) the term "Subject Property" means all and any part of or interest in the Subject Property; (c) all Section headings herein are for convenience of reference only, are not a part of this Deed of Trust, and shall be disregarded in the interpretation of any portion of this Deed of Trust; (d) if more than one person or entity has executed this Deed of Trust as "Grantor," the obligations of all such Grantors hereunder shall be joint and several; and (e) all terms of Exhibit A, and each other exhibit and/or rider attached hereto and recorded herewith, are hereby incorporated into this Deed of Trust by this reference.

6.07 Severability of Provisions. If any provision of this Deed of Trust shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Deed of Trust.

6.08 Recourse to Separate Property. Any married person who executes this Deed of Trust as a Grantor and who is obligated under any Secured Obligation agrees that any money judgment which Beneficiary or Trustee obtains pursuant to the terms of this Deed of Trust or any other obligation of that married person secured by this Deed of Trust may be collected by execution upon that person's separate property, and any community property of which that person is a manager.

6.09 Governing Law. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of Idaho.

6.10 Arbitration.

(a) Arbitration. Upon the demand of any party, any Dispute shall be resolved by binding arbitration (except as set forth in (e) below) in accordance with the terms hereof. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Deed of Trust and each other document, contract and instrument required hereby or now or hereafter delivered to Beneficiary in connection herewith (collectively, the "Documents"), or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the Documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the Documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

(b) Governing Rules. Arbitration proceedings shall be administered by the American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the Documents. The arbitration shall be conducted at a location in Idaho selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules,


DEED OF TRUST With Assignment of Rents (02/98), Page 16 the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. ss.91 or any similar applicable state law.

(c) No Waiver; Provisional Remedies, Self-Help and Foreclosure. No provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver, from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration hereunder.

(d) Arbitrator Qualifications and Powers; Awards. Arbitrators must be active members of the Idaho State Bar or retired judges of the state or federal judiciary of Idaho, with expertise in the substantive law applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators: (i) shall resolve all Disputes in accordance with the substantive law of the state of Idaho; (ii) may grant any remedy or relief that a court of the state of Idaho could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award; and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Idaho Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.

(e) Judicial Review. Notwithstanding anything herein to the contrary, in any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations: (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error; (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the state of Idaho; and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (A) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (B) whether the conclusions of law are erroneous under the substantive law of the state of Idaho. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the state of Idaho.


DEED OF TRUST With Assignment of Rents (02/98), Page 17

(f) Real Property. Notwithstanding anything herein to the contrary, no Dispute shall be submitted to arbitration unless: (i) Beneficiary specifically elects in writing to proceed with the arbitration; or (ii) all parties to the arbitration waive any rights or benefits that might accrue to them by virtue of the single action rule statute of Idaho, thereby agreeing that all Secured Obligations, and all mortgages, liens and security interests securing any of the Secured Obligations, shall remain fully valid and enforceable.

(g) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the Documents or the subject matter of the Dispute shall control. The arbitration provision shall survive termination, amendment or expiration of any of the Documents or any relationship between the parties.

IN WITNESS WHEREOF, Grantor has executed this Deed of Trust as of the date first set forth above.

Grantor(s)                             Address(es):

ELMER'S RESTAURANT, INC.               _________________________________________


By: ANITA GOLDBERG
    ------------------------------
    ANITA GOLDBERG
    PRESIDENT

FORM No. 24 - ACKNOWLEDGMENT-                         STEVENS-NESS LAW PUB. CO.,
              CORPORATION                             PORTLAND, ORE.
--------------------------------------------------------------------------------

STATE OF OREGON,        )
                        ) ss.
County of Multnomah     )              On this 30th day of March, 1998, before
me appeared ________________________ and Anita Goldberg both to me personally known, who being duly sworn, did say that she, the said President is the ________ President, and he, the said ____________________________ is the
__________________ Secretary _______________ of Elmer's Restaurant Inc the
within named Corporation, and that the seal affixed to said instrument is the corporate seal of said Corporation, and that the said instrument was signed and sealed in behalf of said Corporation by authority of its Board of Directors, and ________________________ and __________________________ acknowledge said instrument to be the free act and deed of said Corporation.


DEED OF TRUST With Assignment of Rents (02/98), Page 18

                                       IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                       LOUISE A. HALLMAN
                                       -----------------------------------------
                                                       Notary Public for Oregon.
                                       My Commission expires ___________________


DEED OF TRUST With Assignment of Rents (02/98), Page 19

                                                                        AG.
                                                                  --------------
                                                                  Please Initial

                                    EXHIBIT A
                            (Description of Property)

     Exhibit A to Deed of Trust and Assignment of Rents and Leases executed by ELMER'S RESTAURANTS, INC., an Oregon corporation, as Grantor, to WELLS FARGO BANK (ARIZONA), NATIONAL ASSOCIATION, as Trustee, for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Beneficiary, dated as of March 23, 1998.

                             Description of Property


The land referred to in this commitment is in the State of IDAHO, County of ADA, and is described as follows:

Lot 1 in Block 1 and Lot 1 in Block 2 of CAPITOL PARK, according to the Official Plat thereof, filed in Book 53 of Plats at Pages 4728-4729, records of Ada County, Idaho.


DEED OF TRUST; EXHIBIT A (03/97), Page A-1